EXECUTION COPY
Exhibit 1

6,875,000 Shares
WILLBROS GROUP, INC.
Common Stock
($0.05 par value per Share)
Underwriting Agreement
November 14, 2007

Underwriting Agreement
November 14, 2007
UBS Securities LLC
Credit Suisse Securities (USA) LLC
  as Representatives of the Several Underwriters
c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026
Ladies and Gentlemen:
          Willbros Group, Inc., a Republic of Panama corporation (the “Company”), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the “Underwriters”), for whom you are acting as representatives, an aggregate of 6,875,000 shares (the “Firm Shares”) of common stock, $0.05 par value per share (the “Common Stock”), of the Company. In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional 1,031,250 shares of Common Stock (the “Additional Shares”). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the “Shares”. The Shares are described in the Prospectus which is referred to below.
          The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-147123) under the Act (the “registration statement”), including a prospectus, which registration statement incorporates by reference documents which the Company has filed, or will file, in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). Amendments to such registration statement, if necessary or appropriate, have been similarly prepared and filed with the Commission in accordance with the Act. Such registration statement, as so amended, has become effective under the Act.
          Except where the context otherwise requires, “Registration Statement”, as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the respective Underwriters (the “Effective Time”), including (i) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (ii) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430A, Rule 430B or Rule 430C under the Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act.

          The Company has furnished to you, for use by the Underwriters and by dealers in connection with the offering of the Shares, copies of one or more preliminary prospectus supplements, and the documents incorporated by reference therein, relating to the Shares. Except where the context otherwise requires, “Pre-Pricing Prospectus”, as used herein, means each such preliminary prospectus supplement, in the form so furnished, including any basic prospectus (whether or not in preliminary form) furnished to you by the Company and attached to or used with such preliminary prospectus supplement. Except where the context otherwise requires, “Basic Prospectus”, as used herein, means any such basic prospectus and any basic prospectus furnished to you by the Company and attached to or used with the Prospectus Supplement (as defined below).
          Except where the context otherwise requires, “Prospectus Supplement”, as used herein, means the final prospectus supplement, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), in the form furnished by the Company to you for use by the Underwriters and by dealers in connection with the offering of the Shares.
          Except where the context otherwise requires, “Prospectus”, as used herein, means the Prospectus Supplement together with the Basic Prospectus attached to or used with the Prospectus Supplement.
          “Permitted Free Writing Prospectuses”, as used herein, means the documents listed on Schedule B attached hereto and each “road show” (as defined in Rule 433 under the Act), if any, related to the offering of the Shares contemplated hereby that is a “written communication” (as defined in Rule 405 under the Act). The Underwriters have not offered or sold and will not offer or sell, without the Company’s consent, any Shares by means of any “free writing prospectus” (as defined in Rule 405 under the Act) that is required to be filed by the Underwriters with the Commission pursuant to Rule 433 under the Act, other than a Permitted Free Writing Prospectus.
          “Disclosure Package”, as used herein, means any Pre-Pricing Prospectus or Basic Prospectus, in either case together with any combination of one or more of the Permitted Free Writing Prospectuses, if any.
          Any reference herein to the registration statement, the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the initial effective date of the Registration Statement, or the date of such Basic Prospectus, such Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus

2

or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.
          As used in this Agreement, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) is open for trading. The terms “herein”, “hereof”, “hereto”, “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or”, as used herein, is not exclusive.
          The Company and the Underwriters agree as follows:
     1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A annexed hereto, subject to adjustment in accordance with Section 8 hereof, in each case at a purchase price of $32.30 per Share. The Company is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effectiveness of this Agreement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.
          In addition, the Company hereby grants to the several Underwriters the option (the “Over-Allotment Option”) to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares. The Over-Allotment Option may be exercised by UBS Securities LLC and Credit Suisse Securities (USA) LLC as representatives (the “Representatives”) on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectus Supplement, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the Over-Allotment Option is being exercised and the date and time when the Additional Shares are to be delivered (any such date and time being herein referred to as an “additional time of purchase”); provided, however, that no additional time of purchase shall be earlier than the “time of purchase” (as defined below) nor earlier than the second business day after the date on which the Over-Allotment Option shall have been exercised nor later than the tenth business day after the date on which the Over-Allotment Option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as the Representatives may determine to eliminate fractional shares), subject to adjustment in accordance with Section 8 hereof.

3

     2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Company by Federal Funds wire transfer against delivery of the certificates for the Firm Shares to you through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on November 20, 2007 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called the “time of purchase”. Electronic transfer of the Firm Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify.
          Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Electronic transfer of the Additional Shares shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.
          Deliveries of the documents described in Section 6 hereof with respect to the purchase of the Shares shall be made at the offices of Cravath, Swaine & Moore LLP at 825 Eighth Avenue, New York, New York 10019, at 10:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.
     3. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the several Underwriters that:
     (a) the Registration Statement has heretofore become effective under the Act or, with respect to any registration statement to be filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act, will be filed with the Commission and become effective under the Act no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the Shares; no stop order of the Commission preventing or suspending the use of any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus, or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission;
     (b) the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Act; the conditions to the use of Form S-3 in connection with the offering and sale of the Shares as contemplated hereby have been satisfied; the Registration Statement constitutes an “automatic shelf registration statement” (as defined in Rule 405 under the Act); the Company has not received, from the Commission, a notice, pursuant to Rule 401(g)(2), of objection to the use of the automatic shelf registration statement form; as of the determination date applicable to the Registration Statement (and any amendment thereof) and the offering

4

contemplated hereby, the Company is a “well-known seasoned issuer” as defined in Rule 405 under the Act; the Registration Statement meets, and the offering and sale of the Shares as contemplated hereby complies with, the requirements of Rule 415 under the Act including, without limitation, Rule 415(a)(5) under the Act); the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Pre-Pricing Prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Pre-Pricing Prospectus and the date such Pre-Pricing Prospectus was filed with the Commission and ends at the time of purchase did or will any Pre-Pricing Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Pre-Pricing Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Basic Prospectus complied or will comply, as of its date and the date it was or will be filed with the Commission, complies as of the date hereof (if filed with the Commission on or prior to the date hereof) and, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Basic Prospectus and the date such Basic Prospectus was filed with the Commission and ends at the time of purchase did or will any Basic Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Basic Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each of the Prospectus Supplement and the Prospectus will comply, as of the date that it is filed with the Commission, the date of the Prospectus Supplement, the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, in all material respects, with the requirements of the Act (in the case of the Prospectus, including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the earlier of the date of the Prospectus Supplement and the date the Prospectus Supplement is filed with the Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a

5

prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares did or will any Prospectus Supplement or the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty in this Section 3(b) with respect to any statement contained in the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement, such Pre-Pricing Prospectus, the Prospectus or such Permitted Free Writing Prospectus; each Incorporated Document, at the time such document was filed with the Commission or at the time such document became effective, as applicable, complied, in all material respects, with the requirements of the Exchange Act and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
     (c) prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Pre-Pricing Prospectuses and the Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rule 163 or with Rules 164 and 433 under the Act; assuming that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the Commission), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Act are satisfied, and the registration statement relating to the offering of the Shares contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act; neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Shares, “free writing prospectuses” (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares contemplated by the Registration Statement; the parties hereto agree and understand that the content of any and all “road

6

shows” (as defined in Rule 433 under the Act) related to the offering of the Shares contemplated hereby is solely the property of the Company;
     (d) in accordance with Rule 2710(b)(7)(C)(i) of the National Association of Securities Dealers, Inc. (the “NASD”), the Shares have been registered with the Commission on Form S-3 under the Act pursuant to the standards for such Form S-3 in effect prior to October 21, 1992;
     (e) as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the sections of the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus entitled “Capitalization” and “Description of Capital Stock” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus), and, as of the time of purchase and any additional time of purchase, as the case may be, the Company shall have an authorized and outstanding capitalization as set forth in the sections of the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus entitled “Capitalization” and “Description of Capital Stock” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus) (subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options and warrants, the vesting of restricted stock rights or the conversion of convertible debt disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus and the grant of options, restricted stock or restricted stock rights under existing plans described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus); all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; the Shares are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the NYSE;
     (f) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Republic of Panama, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, to execute and deliver this Agreement and to issue, sell and deliver the Shares as contemplated herein;
     (g) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and the Subsidiaries (as defined below) taken as a whole (a “Material Adverse Effect”);

7

     (h) the Company has no subsidiaries (as defined under the Act) other than as listed on Schedule C attached hereto (collectively, the “Subsidiaries”); the Company owns all of the issued and outstanding capital stock or ownership interests of each of the Subsidiaries, except as set forth on Schedule C hereto; other than the capital stock or ownership interests of the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; complete and correct copies of the charters and the bylaws, operating agreements, partnership agreements or similar organization documents of the Company and each Subsidiary and all amendments thereto have been delivered or made available to you, and no changes therein will be made on or after the date hereof through and including the time of purchase or, if later, any additional time of purchase; each Subsidiary has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization, except, in the case of Subsidiaries other than those indicated as significant subsidiaries on Schedule C hereto, where any defect in such organization or existence or the failure to be in good standing would not, individually or in the aggregate, have a Material Adverse Effect, with full company power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any; each Subsidiary is duly qualified to do business as a foreign company and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except, in the case of Subsidiaries other than those indicated as significant subsidiaries on Schedule C hereto, where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock or ownership interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and, except as described in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus or except as set forth on Schedule C, are owned by the Company subject to no security interest, other encumbrance or adverse claims; no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding; and the Company has no “significant subsidiary”, as that term is defined in Rule 1-02(w) of Regulation S-X under the Act, other than the subsidiaries listed on Schedule C attached hereto;
     (i) the Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Shares, when issued and delivered against payment therefor as provided herein, will be free of any restriction upon the voting or transfer thereof pursuant to the Company’s charter or bylaws or any agreement or other instrument to which the Company is a party;

8

     (j) the capital stock of the Company, including the Shares, conforms in all material respects to each description thereof, if any, contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any; and the certificates for the Shares are in due and proper form;
     (k) this Agreement has been duly authorized, executed and delivered by the Company;
     (l) neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its charter or bylaws, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE), or (E) any decree, judgment or order applicable to it or any of its properties, except in the cases of subsections (B), (C), (D) and (E) where such occurrence would not individually or in the aggregate have a Material Adverse Effect;
     (m) the execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (A) the charter or bylaws of the Company or any of the Subsidiaries, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE), or (E) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties, except in the cases of subsections (B), (C), (D) and (E) where such occurrence would not individually or in the aggregate have a Material Adverse Effect;
     (n) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or

9

agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), or approval of the stockholders of the Company, is required in connection with the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated hereby, other than (i) registration of the Shares under the Act, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Act, will be effected in accordance herewith), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, (iii) the listing of the Shares on the NYSE, which has been approved, (iv) the filing of a Form 8-K pursuant to the Exhange Act, or (v) under the Conduct Rules of the NASD;
     (o) except as described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares; no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company (except as described in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus and except with respect to that certain registration rights agreement dated April 9, 1992, by and among the Company and the parties set forth on the signature pages thereto), or to include any such shares or interests in the Registration Statement or the offering contemplated thereby;
     (p) each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any applicable law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct their respective businesses, except where the failure to obtain such licenses, authorizations, consents and approvals would not, individually or in the aggregate, result in a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;
     (q) except as disclosed in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectuses and the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal,

10

state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE) which, if resolved adversely to the Company or any Subsidiary, would individually or in the aggregate have a Material Adverse Effect or prevent or materially interfere with consummation of the transactions contemplated hereby;
     (r) KPMG LLP, and GLO CPAs, LLP, whose respective reports on the consolidated financial statements of the Company and the Subsidiaries is included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, and Grant Thorton LLP, the Company’s current independent auditors, are each independent registered public accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board;
     (s) the financial statements included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, together with the related notes and schedules, present fairly (i) the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified and (ii) the consolidated financial position of Integrated Service Company LLC and its wholly owned subsidiary (collectively, “InServ”) as of the dates indicated and the consolidated results of operations, cash flows and changes in member’s equity of InServ for the periods specified, and have been prepared in compliance with the requirements of the Act and Exchange Act and in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved; all pro forma financial statements or data included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, comply with the requirements of the Act and the Exchange Act, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial and statistical data contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, any Pre-Pricing Prospectus or the Prospectus that are not included or incorporated by reference as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus; and all disclosures contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, regarding “non-GAAP financial measures” (as such term is defined

11

by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable;
     (t) subsequent to the respective dates as of which information is given in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the capital stock (subject to the issuance of shares of Common Stock upon exercise of stock options and warrants, the vesting of restricted stock rights or the conversion of convertible debt disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus and the grant of options, restricted stock or restricted stock rights under existing plans described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus) or outstanding long-term indebtedness of the Company or any Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary;
     (u) the Company has obtained for the benefit of the Underwriters the agreement (a “Lock-Up Agreement”), in the form set forth as Exhibit A hereto, of each of its directors and “officers” (within the meaning of Rule 16a-1(f) under the Exchange Act);
     (v) neither the Company nor any Subsidiary is, and at no time during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares will either of them be, and, after giving effect to the offering and sale of the Shares, neither of them will be, an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) or a “controlled foreign corporation” (unless the Board of Directors of the Company shall determine otherwise pursuant to the Company’s articles of incorporation), as such term is defined in the Internal Revenue Code of 1986, as amended (the “Code”), except for purposes of determining “controlled foreign corporation” status any reference to Subsidiary above shall not include foreign subsidiaries of a Subsidiary incorporated or organized in the United States; the Company was not a “passive foreign investment company” (“PFIC”) as defined in the Code, for its most recently completed taxable year and, based on the current projected income, assets and activities of the Company and the Subsidiaries, the Company does not expect to be classified as a PFIC for any subsequent taxable year;

12

     (w) the Company and each of the Subsidiaries have good and marketable title to all property (real and personal) described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being owned by any of them, except where the failure to hold such good and marketable title would not, individually or in the aggregate, have a Material Adverse Effect, free and clear of all liens, claims, security interests or other encumbrances, except as described in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus and except with respect to liens, claims, security interests or encumbrances on property that is subject to capital leases; all the property described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases, except where the failure to hold such leases would not, individually or in the aggregate, have a Material Adverse Effect;
     (x) each of the Company and the Subsidiaries owns or has obtained licenses for all inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being owned or licensed by it or which is necessary for the conduct of, or material to, its businesses (collectively, the “Intellectual Property”), except where the failure to own or obtain a license with respect to such Intellectual Property would not, individually or in the aggregate, have a Material Adverse Effect, and the Company is unaware of any claim or challenge by any person to the rights of the Company or any of the Subsidiaries with respect to the Intellectual Property. To the Company’s knowledge, neither the Company nor any of the Subsidiaries has infringed or is infringing the intellectual property of a third party, and neither the Company nor any Subsidiary has received notice of a claim by a third party to the contrary;
     (y) neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, (ii) to the Company’s knowledge, no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and (iii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 (“ERISA”) or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries;

13

     (z) the Company and the Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of the Subsidiaries hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or, to the Company’s knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);
     (aa) all tax returns required to be filed by the Company or any of the Subsidiaries have been timely filed and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid (other than those being contested in good faith and for which adequate reserves have been provided) except to the extent that failure to file such tax returns or failure to make such payments would not, individually or in the aggregate, have a Material Adverse Effect;
     (bb) the Company and each of the Subsidiaries maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and each additional time of purchase, if any; neither the Company nor any Subsidiary has reason to believe that it will not be able to renew any such insurance as and when such insurance expires;

14

     (cc) neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement or any Incorporated Document, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the Company’s knowledge, any other party to any such contract or agreement, except for matters that would not, individually or in the aggregate, have a Material Adverse Effect;
     (dd) the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in compliance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and in conformity with U.S. generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;
     (ee) the Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and, as of the date of the most recent evaluation of such disclosure controls and procedures, such disclosure controls and procedures are effective to perform the functions for which they were established; in connection with the most recent evaluation of such disclosure controls and procedures and such internal controls over financial reporting, the Company’s independent auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses, if any, in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting; all material weaknesses, if any, in internal controls have been identified to the Company’s independent auditors; since the date of the most recent evaluation of such disclosure controls and procedures and such internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls over financial reporting that materially affected, or are reasonably likely to materially affect, the Company’s internal controls over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related

15

rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct; the Company, the Subsidiaries and, to the extent such provisions, rules and regulations relate to the Company, the Company’s directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the NYSE promulgated thereunder;
     (ff) each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, has been made or reaffirmed with a reasonable basis and in good faith;
     (gg) all statistical or market-related data included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;
     (hh) except as disclosed in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectuses and the Prospectus, neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “Foreign Corrupt Practices Act”); and the Company, the Subsidiaries and, to the knowledge of the Company, its affiliates have instituted and maintain policies and procedures designed to ensure continued compliance therewith;
     (ii) except as disclosed in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectuses and the Prospectus, the operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened;
     (jj) except as disclosed in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus, neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the

16

offering of the Shares contemplated hereby, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;
     (kk) no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus;
     (ll) the issuance and sale of the Shares to be sold by the Company as contemplated hereby will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of preferred stock of the Company;
     (mm) the Company has not received any notice from the NYSE regarding the delisting of the Common Stock from the NYSE;
     (nn) except pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement;
     (oo) neither the Company nor any of the Subsidiaries nor any of their respective directors or officers nor, to the Company’s knowledge, any of its affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;
     (pp) to the Company’s knowledge, there are no affiliations or associations between (i) any member of the NASD and (ii) the Company or any of the Company’s officers, directors or 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectuses and the Prospectus and except with respect to John T. McNabb, II, a director of the Company and Wells Fargo & Company, et al, and Keely Asset Management Corp., et al, both of which are 5% or greater security holders of the Company; and
     (qq) neither the Company nor, to the Company’s knowledge, any of its affiliates does business with the government of Cuba or with any person or affiliate

17

located in Cuba within the meaning of Section 517.075, Florida Statutes, and the Company agrees to comply with such Section if, prior to the completion of the distribution of the Shares, it commences doing such business.
          In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.
     4. Certain Covenants of the Company. The Company hereby agrees with the several Underwriters:
     (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
     (b) to make available to the Underwriters in New York City, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Shares, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act or Item 512(a) of Regulation S-K under the Act, as the case may be;
     (c) that if, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Act, to be filed with the Commission and become effective before the Shares may be sold, the Company will use its best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Act, as soon as possible; and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when such post-effective amendment or such

18

Registration Statement has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner in accordance with such Rules);
     (d) that if, at any time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, the Registration Statement shall cease to comply with the requirements of the Act with respect to eligibility for the use of the form on which the Registration Statement was filed with the Commission or the Registration Statement shall cease to be an “automatic shelf registration statement” (as defined in Rule 405 under the Act) or the Company shall have received, from the Commission, a notice, pursuant to Rule 401(g)(2), of objection to the use of the form on which the Registration Statement was filed with the Commission, to (i) promptly notify you, (ii) promptly file with the Commission a new registration statement under the Act, relating to the Shares, or a post-effective amendment to the Registration Statement, which new registration statement or post-effective amendment shall comply with the requirements of the Act and shall be in a form satisfactory to you, (iii) use its best efforts to cause such new registration statement or post-effective amendment to become effective under the Act as soon as practicable, (iv) promptly notify you of such effectiveness and (v) take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the Prospectus; all references herein to the Registration Statement shall be deemed to include each such new registration statement or post-effective amendment, if any;
     (e) that if the third anniversary of the initial effective date of the Registration Statement (within the meaning of Rule 415(a)(5) under the Act) shall occur at any time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, to file with the Commission, prior to such third anniversary, a new registration statement under the Act relating to the Shares, which new registration statement shall comply with the requirements of the Act (including, without limitation, Rule 415(a)(6) under the Act) and shall be in a form satisfactory to you, such new registration statement shall constitute an “automatic shelf registration statement” (as defined in Rule 405 under the Act); provided, however, that if the Company is not then eligible to file an “automatic shelf registration statement” (as defined in Rule 405 under the Act), then such new registration statement need not constitute an “automatic shelf registration statement” (as defined in Rule 405 under the Act), but the Company shall use its best efforts to cause such new registration statement to become effective under the Act as soon as practicable, but in any event within 180 days after such third anniversary and promptly notify you of such effectiveness; the Company shall take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the Prospectus; all references herein to the Registration Statement shall be deemed to include each such new registration statement, if any;
     (f) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for

19

additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement, any Pre-Pricing Prospectus or the Prospectus, and to provide you and Underwriters’ counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall object in writing;
     (g) subject to Section 4(f) hereof, to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares; and to provide you, for your review and comment, with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to file no such report, statement or document to which you shall have objected in writing; and to promptly notify you of such filing;
     (h) to advise the Underwriters promptly of the happening of any event within the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, which event could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise the Underwriters promptly if, during such period, it shall become necessary to amend or supplement the Prospectus to cause the Prospectus to comply with the requirements of the Act, and, in each case, during such time, subject to Section 4(f) hereof, to prepare and furnish, at the Company’s expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance;
     (i) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period but in any case not later than the 40th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, the 75th day after the end of such fourth fiscal quarter;
     (j) to furnish to you copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and

20

documents incorporated by reference therein) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;
     (k) to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company’s independent registered public accountants, as stated in their letter to be furnished pursuant to Section 6(g) hereof;
     (l) to apply the net proceeds to the Company from the sale of the Shares in the manner set forth under the caption “Use of proceeds” in the Prospectus Supplement;
     (m) to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Basic Prospectus, each Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, any agreement among the Underwriters, any dealer agreements, any powers of attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on the NYSE and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by the NASD, including the legal fees and filing fees and other disbursements of counsel to the Underwriters relating to NASD matters, (vii) the fees and disbursements of any transfer agent or registrar for the Shares, (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) the performance of the Company’s other obligations hereunder; provided, however, that in no event shall the Company be required to pay the legal fees for counsel to the Underwriters, except as specifically provided herein;

21

     (n) to comply with Rule 433(d) under the Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Act;
     (o) beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the Prospectus Supplement (the “Lock-Up Period”), without the prior written consent of the Representatives, not to (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the Act relating to the offer and sale of any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the registration of the offer and sale of the Shares as contemplated by this Agreement, (B) issuances of Common Stock upon the exercise of options and warrants, the vesting of restricted stock rights or the conversion of convertible debt disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus, (C) the issuance of employee stock options not exercisable (other than pursuant to provisions for automatic acceleration of exercisability in connection with a change in control of the Company) during the Lock-Up Period or restricted stock or restricted stock rights pursuant to stock plans described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus, (D) the issuance of Common Stock in connection with the acquisition of InServ, (E) to file and cause to become effective registration statements, or post-effective amendments to existing registration statements, under the Act relating to registration statements on Form S-1 (Nos. 333-135540 and 333-139499) in order to convert these Form S-1’s to Form S-3’s and (F) to file and cause to become effective a new “shelf” registration statement in the event the Registration Statement becomes unavailable ; provided, however, that if (a) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18 day period beginning on the date of the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension; provided,

22

however, this paragraph will not apply if, within 3 days of the termination of the Lock-Up Period, the Company delivers to the Representatives a certificate, signed by the Chief Financial Officer or Chief Executive Officer of the Company, certifying on behalf of the Company that the Company’s shares of Common Stock are, as of the delivery of such certificate, “actively traded securities” as defined in Regulation M, 17 CFR 242.101(c)(1);
     (p) prior to the time of purchase or any additional time of purchase, as the case may be, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any Subsidiary, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any Subsidiary, or the offering of the Shares, without your prior consent;
     (q) not to, at any time at or after the execution of this Agreement, directly or indirectly, offer or sell any Shares by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Prospectus;
     (r) not to, and to cause the Subsidiaries not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;
     (s) to use its best efforts to cause the Shares to be listed on the NYSE and to maintain the listing of the Common Stock, including the Shares, on the NYSE; and
     (t) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.
     5. Reimbursement of Underwriters’ Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 8 hereof, clauses (A), (C), (D) or (E) of Section 7(2) hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company, shall, in addition to paying the amounts described in Section 4(m) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.
     6. Conditions of Underwriters’ Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company of its obligations hereunder and to the following additional conditions precedent:
     (a) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Conner & Winters, LLP, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance reasonably satisfactory to the Representatives, in the form set forth in Exhibit B hereto.

23

     (b) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Arias Fábrega & Fábrega, Panamanian counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance reasonably satisfactory to the Representatives, in the form set forth in Exhibit C hereto.
     (c) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of the General Counsel of the Company with respect to litigation matters, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance reasonably satisfactory to the Representatives, in the form set forth in Exhibit D hereto.
     (d) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Blake, Cassels & Graydon LLP, Canadian counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance reasonably satisfactory to the Representatives, in the form set forth in Exhibit E hereto.
     (e) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Trowers & Hamlins, Sultanate of Oman counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance reasonably satisfactory to the Representatives, in the form set forth in Exhibit F hereto.
     (f) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Sidley Austin LLP, special United States tax counsel for the Company with respect to certain United States tax matters, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance reasonably satisfactory to the Representatives, in the form set forth in Exhibit G hereto.
     (g) You shall have received from Grant Thornton LLP, KPMG LLP, and GLO CPAs, LLP, letters dated, respectively, the date of this Agreement, the date of the Prospectus Supplement, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with executed copies for each of the Underwriters) in the forms reasonably satisfactory to the Representatives, which letters shall cover, without limitation, the various financial disclosures contained in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any.
     (h) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Cravath, Swaine & Moore LLP,

24

counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to the Representatives.
     (i) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which you shall have objected in writing.
     (j) The Registration Statement and any registration statement required to be filed, prior to the sale of the Shares, under the Act pursuant to Rule 462(b) shall have been filed and shall have become effective under the Act. The Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Act).
     (k) Prior to and at the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Pre-Pricing Prospectuses or the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.
     (l) The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit H hereto.
     (m) You shall have received each of the signed Lock-Up Agreements referred to in Section 3(u) hereof, and each such Lock-Up Agreement shall be in full force and effect at the time of purchase and the additional time of purchase, as the case may be.
     (n) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.

25

     (o) The Shares shall have been approved for listing on the NYSE, subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be.
     (p) The NASD shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.
     7. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.
          The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, if (1) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, there has been any change or any development involving a prospective change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, the effect of which change or development is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (2) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the NYSE, the American Stock Exchange or the NASDAQ; (B) a suspension or material limitation in trading in the Company’s securities on the NYSE; (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (E) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (3) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of: (A) any intended or potential downgrading or (B) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any “nationally recognized statistical rating organization”, as that term is defined in Rule 436(g)(2) under the Act.
          If the Representatives elect to terminate this Agreement as provided in this Section 7, the Company and each other Underwriter shall be notified promptly in writing.
          If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such

26

sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(m), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.
     8. Increase in Underwriters’ Commitments. Subject to Sections 6 and 7 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 6 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set forth opposite the names of such non-defaulting Underwriters in Schedule A.
          Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).
          If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.
          The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.
          If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken

27

hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
     9. Indemnity and Contribution.
     (a) The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus and any amendments or supplements to the foregoing), in any Permitted Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Company in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

28

     (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, a Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.
     (c) If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Company or an Underwriter (as applicable, the “indemnifying party”) pursuant to subsection (a) or (b), respectively, of this Section 9, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise, except to the extent the indemnifying party is materially prejudiced by such failure to notify. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party

29

or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 9(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.
     (d) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information

30

supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.
     (e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.
     (f) The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of its officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus.
     10. Information Furnished by the Underwriters. The statements set forth under the caption “Underwriting” in the Prospectus, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters, as such information is referred to in Sections 3 and 9 hereof.
     11. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention: Syndicate Department and, if to the Company, shall be

31

sufficient in all respects if delivered or sent to the Company c/o Willbros USA, Inc. at 4400 Post Oak Parkway, Suite 1000, Houston, TX 77027, Attention: General Counsel.
     12. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.
     13. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. Each Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholder and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.
     14. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and to the extent provided in Section 9 hereof the controlling persons, partners, directors and officers referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.
     15. No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Company’s securities. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, stockholders or creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Company regarding such

32

transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.
     16. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.
     17. Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company’s and any of the Underwriters’ respective businesses and/or assets.
     18. Miscellaneous. UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by the Representatives are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.
[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

33

          If the foregoing correctly sets forth the understanding between the Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement between the Company and the Underwriters, severally.

Very truly yours, WILLBROS GROUP, INC.
By:	/s/ Robert R. Harl
	Name:	Robert R. Harl
	Title:	President and Chief Executive Officer

Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A

By:	UBS SECURITIES LLC

By:	/s/ Stephen Cruise
Name: Stephen Cruise
Title: Managing Director

By:	/s/ Andrew Sinclair

Name: Andrew Sinclair
Title: Director

By:	CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Joseph E. Reece

Name: Joseph E. Reece
Title: Managing Director

SCHEDULE A

Number of
Underwriter	Firm Shares
UBS SECURITIES LLC	2,612,500
CREDIT SUISSE SECURITIES (USA) LLC	2,268,750
CALYON SECURITIES (USA) INC.	962,500
BEAR, STEARNS & CO. INC.	343,750
D.A. DAVIDSON & CO.	343,750
NATIXIS BLEICHROEDER INC.	343,750

Total	6,875,000

A-1

SCHEDULE B
1. Issuer Free Writing Prospectus filed with the Commission pursuant to Rule 433(f), dated November 13, 2007 (Registration No. 333-147123)
2. Issuer Free Writing Prospectus filed with the Commission pursuant to Rule 433, dated November 14, 2007 (Registration No. 333-147123)

B-1

SCHEDULE C
SUBSIDIARIES

Note: Percentage of ownership of all Subsidiaries by Willbros is 100%, unless otherwise listed.
**     Indicates a significant subsidiary.

	Jurisdiction of Incorporation	Percentage of
Company Name and Name Under Which it is Doing Business (if applicable)	or Organization	Ownership
Contratistas Transandinos, S.A. d/b/a/ COTRA	Colombia
International Pipeline Equipment, Inc.**	Panama
Musketeer Oil B.V.	Netherlands
Osage Oilfield Services, Inc.	Oklahoma, USA
Pipelines & Logistics, Inc.	Delaware, USA
PT Willbros Indonesia	Indonesia
Servicios Petroleros Willbros, S.A. de C.V.	Mexico
Shield Constructors, Inc.	Panama
Shield International Engineering, Inc.	Panama
The Oman Construction Company, L.L.C.**	Oman	49%
Vintondale Corporation N.V.	Netherlands Antilles
Willbros Acquisition Canada Limited	Canada (British Columbia)
Willbros Africa Limited	Cayman Islands
Willbros Al-Rushaid Limited	Saudi Arabia	49%
Willbros Andina Pipeline Investments, L.L.C.	Delaware, USA
Willbros Angola (Cayman) Limited	Cayman Islands
Willbros Butler International, Inc.	Panama
Willbros Canada Holdings Limited**	Canada (British Columbia)
Willbros (Canada) GP I Limited	Canada (British Columbia)
Willbros (Canada) GP II Limited	Canada (British Columbia)
Willbros (Canada) GP III Limited	Canada (British Columbia)
Willbros Chile, S.A.	Chile
Willbros Construction Services (Canada) L.P.**	Canada (Alberta)
Willbros Constructors (Cayman) Limited	Cayman Islands
Willbros Constructors, Inc.	Panama
Willbros Consulting (Canada) L.P.	Alberta
Willbros Contracting Limited	Cyprus
Willbros Energy Services Company	Delaware, USA

C-1

	Jurisdiction of Incorporation	Percentage of
Company Name and Name Under Which it is Doing Business (if applicable)	or Organization	Ownership
Willbros Engineering & Construction Limited	Canada
Willbros Engineers, Inc.**	Delaware, USA
Willbros Far East, Inc.	Vanuatu
Willbros Far East (PNG) Ltd	Papua New Guinea
Willbros Far East Sdn. Bhd.	Malaysia
Willbros Financial Services, Inc.	Panama
Willbros Government Services, Inc.**	Delaware, USA
Willbros Industrial de Mexico, S. de R.L. de C.V.	Mexico
Willbros International Dutch B.V.	The Netherlands
Willbros International Dutch II B.V.	The Netherlands
Willbros International Finance & Equipment Limited	Cayman Islands
Willbros International Holdings (Nigeria) Limited	Cayman Islands
Willbros International, Inc.**	Panama
Willbros International Papua New Guinea Limited	Papua New Guinea
Willbros International Pty Limited	Australia
Willbros International Services (Nigeria) Limited	Cayman Islands
Willbros Kuwait Gas & Oil Field Services Co. (w.l.l.)	Kuwait	80%
Willbros Marine Assets, Inc.	Panama
Willbros Middle East, Inc.**	Panama
Willbros Middle East, Inc. – Abu Dhabi Branch	Panama
Willbros Midstream Services, LLC**	Delaware, USA
Willbros Midwest Pipeline Construction (Canada) L.P.**	Alberta
Willbros Mt. West, Inc.	Colorado, USA
Willbros Oman Limited	Cayman Islands
Willbros (Overseas) Limited	United Kingdom
Willbros (Overseas) Limited – Libya Branch	United Kingdom
Willbros Project Services, Inc.**	Delaware, USA
Willbros RPI, Inc.**	Delaware, USA

C-2

	Jurisdiction of Incorporation	Percentage of
Company Name and Name Under Which it is Doing Business (if applicable)	or Organization	Ownership
Willbros Services, LLC	Delaware, USA
Willbros Servicios Obras y Sistemas S.A.	Ecuador
Willbros Suramerica, S.A.	Panama
Willbros Transandina S.A.	Bolivia
Willbros (U.K.) Limited	United Kingdom
Willbros USA, Inc.**	Delaware, USA

C-3

EXHIBIT A
FORM OF LOCK-UP AGREEMENT
[To be provided separately.]

A-1

EXHIBIT A-1
LIST OF ADDITIONAL PARTIES TO EXECUTE LOCK-UP AGREEMENTS

Name	Position

1. John T. McNabb, II	Director and Chairman of the Board of Directors

2. Robert R. Harl	Director, President and Chief Executive Officer

3. Van A. Welch	Senior Vice President and Chief Financial Officer

4. Michael J. Bayer	Director

5. S. Fred Isaacs	Director

6. Gerald J. Maier	Director

7. Robert L. Sluder	Director

8. James B. Taylor, Jr.	Director

9. S. Miller Williams	Director

10. John T. Dalton	Senior Vice President and General Counsel

11. John K. Allcorn	Executive Vice President

A-1-1

EXHIBIT B
FORM OF OPINION OF CONNER & WINTERS, LLP
November 20, 2007
UBS Securities LLC
Credit Suisse Securities (USA) LLC
  as Representatives of the Several Underwriters
c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026
Ladies and Gentlemen:
          We have acted as counsel to Willbros Group, Inc., a Republic of Panama corporation (the “Company”), in connection with the Underwriting Agreement dated November 14, 2007 (the “Underwriting Agreement”) among the Company and the underwriters named in Schedule A thereto (the “Underwriters”), with respect to the public offering (the “Offering”) of common stock, par value $0.05 per share, of the Company (the “Common Stock”). This opinion is furnished to the Underwriters pursuant to Section 6(a) of the Underwriting Agreement. Except as otherwise provided herein, capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.
          Based on the foregoing and subject to the qualifications set forth herein, we are of the opinion that:
1.	Each of the Subsidiaries listed on Annex A attached hereto (each, a “U.S. Subsidiary”and collectively, the “U.S. Subsidiaries”) has been duly organized and is validly existing as a company in good standing under the laws of its jurisdiction of organization, with full company power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Permitted Free Writing Prospectuses listed on Annex B attached hereto.

2.	The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect. Each U.S. Subsidiary is duly qualified to do business as a foreign corporation in good standing in the jurisdictions listed next to such U.S. Subsidiary on Annex A. The opinion in the foregoing sentence is based solely on our review of certificates of good standing or similar certifications received from the jurisdictions listed on Annex A.

3.	All of the issued and outstanding shares of capital stock or ownership interests of each of the U.S. Subsidiaries have been duly authorized and validly issued and, with respect to shares of capital stock, are fully paid and non-assessable and, except as otherwise disclosed in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectus and the Prospectus, are owned by the Company or another wholly owned subsidiary of the Company, in each case, to our knowledge, subject to no security interest, other encumbrance or adverse claim; the Shares have been approved for listing, and authorized for trading, on the NYSE.

4.	The capital stock of the Company, including the Shares, conforms in all material respects to the description thereof, if any, contained in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Permitted Free Writing Prospectuses listed on Annex B attached hereto.

5.	The Registration Statement, the Pre-Pricing Prospectus and the Prospectus (except as to the financial statements and notes and schedules thereto, and other financial data derived therefrom, contained in the Registration Statement, the Pre-Pricing Prospectus and the Prospectus, as to which we express no opinion) comply as to form in all material respects with the requirements of the Act (including, in the case of the Prospectus, Section 10(a) of the Act); the conditions to the use of Form S-3 in connection with the offering and sale of the Shares as contemplated by the Underwriting Agreement have been satisfied; the Registration Statement meets, and the offering and sale of the Shares as contemplated by the Underwriting Agreement complies with, the requirements of Rule 415 under the Act (including, without limitation, Rule 415(a)(5) under the Act); and each Incorporated Document, at the time such document was filed with the Commission or at the time such document became effective, as applicable, complied as to form in all material respects with the requirements of the Exchange Act (except as to the financial statements and notes and schedules thereto, and other financial data derived therefrom, contained in such document, as to which we express no opinion).

6.	In accordance with Rule 2710(b)(7)(C)(i) of the National Association of Securities Dealers, Inc., the Shares have been registered with the Commission on Form S-3 under the Act pursuant to the standards for such Form S-3 in effect prior to October 21, 1992.

7.	To our knowledge, (i) the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares contemplated by the Registration Statement and (ii) the Registration Statement constitutes an “automatic shelf registration statement” (as defined in Rule 405 under the Act).

8.	The Registration Statement has become effective under the Act and, to our knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act, and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 or Rule 430B under the Act has been made in the manner and within the time period required by such Rule 424 and in compliance with Rule 430B and Rule 430A under the Act.

9.	No approval, authorization, consent or order under any federal, state or local law or approval, authorization, consent of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency, or approval of the stockholders of the Company, is required in connection with the issuance and sale of the Shares or with the consummation by the Company of the transactions contemplated by the Underwriting Agreement other than registration of the Shares under the Act, which has been effected, the filing of a Form 8-K pursuant to the Exhange Act, and the listing of the Shares on the NYSE, which has been approved (except that we express no opinion as to any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, and we express no opinion with respect to the Conduct Rules of the NASD other than Rule 2710(b)(7)(C)(i)).

10.	The execution, delivery and performance of the Underwriting Agreement by the Company, the issuance and sale of the Shares and the consummation of the transactions contemplated by the Underwriting Agreement do not and will not result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (i) the charter or bylaws or operating agreements, partnership agreements or similar organization documents of any of the U.S. Subsidiaries, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument (collectively, “Agreements and Instruments”) which is filed as an exhibit to the Registration Statement or any Incorporated Document or is otherwise known by us to be an Agreement and Instrument to which the Company or any of the U.S. Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (iii) any decree, judgment or order applicable to the Company or any of the U.S. Subsidiaries or any of their respective properties, which decree, judgment or order is known by us.
11.	To our knowledge, there are no contracts, licenses, agreements, leases or documents of a character which are required to be described in the Registration Statement, the Pre-Pricing Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement or any Incorporated Document which have not been so described or filed as required.
12.	To our knowledge, (i) the Company is not a party to any legal or governmental action or proceeding that challenges the validity or enforceability, or seeks to enjoin the performance, of the Underwriting Agreement; and (ii) there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Company or any of the U.S. Subsidiaries or any of their respective directors or officers is or would be a party or to which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the

Registration Statement, the Pre-Pricing Prospectus or the Prospectus but are not so described as required.

13.	No person has the right, pursuant to the terms of any contract, agreement or other instrument described in or filed as an exhibit to the Registration Statement or any Incorporated Document or otherwise known to us, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock or other equity interest in the Company (except with respect to that certain registration rights agreement dated April 9, 1992, by and among the Company and the parties named therein) or to include any such shares or interest in the Registration Statement or the offering contemplated thereby.

14.	Neither the Company nor any U.S. Subsidiary is, and at no time during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares will either of them be, and, after giving effect to the offering and sale of the Shares, neither of them will be, an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).
We have participated in conferences with officers and other representatives of the Company, representatives of the independent registered public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Permitted Free Writing Prospectuses were discussed and, although we are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus (except as and to the extent stated in subparagraph 4 above), on the basis of the foregoing, nothing has come to our attention that causes us to believe that (i) the Registration Statement, at the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package (as defined below), as of the Applicable Time (as defined below), when taken together with the Pricing Information (as defined below), included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Prospectus, as of the date of the Prospectus Supplement, or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no opinion with respect to the financial statements and notes and schedules thereto, and other financial data derived therefrom, included in the Registration Statement, the Disclosure Package or the Prospectus). As used herein, (A) “Disclosure Package” means the Pre-Pricing Prospectus together with the Permitted Free Writing Prospectuses listed on Annex B attached hereto, (B) “Applicable Time” means 5:00 p.m., New York City time, on November 14, 2007, and (C) “Pricing Information” means (i) the aggregate number of Shares offered for sale pursuant to the Prospectus and (ii) the public offering price per Share, in the case of each of clause (C)(i) and clause (C)(ii), as reflected on the cover page of the Prospectus Supplement.

ANNEX A

U.S. Subsidiaries	Jurisdictions

Willbros Engineers, Inc.	Alabama, Colorado, Florida, Georgia, Illinois, Kansas, Louisiana, Michigan, Mississippi, New York, Oklahoma, South Carolina, Texas, Wisconsin and Wyoming

Willbros Government Services, Inc.	New York and Oklahoma

Willbros Midstream Services, LLC	Oklahoma, Texas and Wyoming

Willbros Project Services, Inc.	Massachusetts, Michigan and New York

Willbros RPI, Inc.	Alabama, Louisiana, Mississippi and Texas

Willbros USA, Inc.	New York and Texas

B-A-1

ANNEX B
1. Issuer Free Writing Prospectus filed with the Commission pursuant to Rule 433(f), dated November 13, 2007 (Registration No. 333-147123)
2. Issuer Free Writing Prospectus filed with the Commission pursuant to Rule 433, dated November 14, 2007 (Registration No. 333-147123)

B-B-1

EXHIBIT C
FORM OF OPINION OF ARIAS FABREGA & FABREGA
November 20, 2007
UBS Securities LLC
Credit Suisse Securities (USA) LLC
    as Representatives of the Several Underwriters
c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026
Ladies and Gentlemen:
          We have acted as Panamanian counsel to Willbros Group, Inc., a Republic of Panama corporation (the “Company”), in connection with the Underwriting Agreement dated November 14, 2007 (the “Underwriting Agreement”) among the Company and the underwriters named in Schedule A thereto (the “Underwriters”), with respect to the public offering (the “Offering”) of common stock, par value $0.05 per share, of the Company (the “Common Stock”). This opinion is furnished to the Underwriters pursuant to Section 6(b) of the Underwriting Agreement. Except as otherwise provided herein, capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.
          In reaching the conclusions expressed in this opinion, we have (a) examined such certificates of public officials and of corporate officers and directors and such other documents and matters as we have deemed necessary or appropriate, (b) relied upon the accuracy of facts and information set forth in all such documents, and (c) assumed the genuineness of all signatures to original documents of all documents submitted to us as copies, and the authenticity of the originals, from which all such copies were made. With your permission we have relied upon certificates of corporate officers confirming that there are no contractual preemptive rights, resale rights, rights of first refusal and similar rights that would be breached by the execution and delivery of the Underwriting Agreement.
          Based on the foregoing and subject to the qualifications set forth herein, we are of the opinion that:
1.	The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

2.	The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Republic of Panama, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the preliminary prospectus of the Company, dated November 2, 2007, relating to the Shares (including the basic prospectus attached thereto and the documents incorporated by reference therein, the “Pre-Pricing Prospectus”), the

Prospectus and the Permitted Free Writing Prospectuses attached hereto as Annex B, to execute and deliver the Underwriting Agreement and to perform its obligations thereunder, including, without limitation, to issue, sell and deliver the Shares as contemplated by the Underwriting Agreement.

3.	The Company has an authorized and outstanding capitalization as set forth in the Registration Statement, the Pre-Pricing Prospectus and the Prospectus (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus attached hereto as Annex B); all of the issued and outstanding shares of capital stock of the Company, including the Shares, have been duly authorized and validly issued, are fully paid and non-assessable and are free of statutory preemptive rights and, as far as we are aware, contractual preemptive rights, resale rights, rights of first refusal and similar rights; free of statutory preemptive rights and the certificates for the Shares are in due and proper form.

4.	Each of the Subsidiaries attached hereto as Annex A (the “Panama Subsidiaries”) has been duly organized and is validly existing as a company in good standing under the laws of the Republic of Panama, with full company power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pre-Pricing Prospectus, the Prospectus and the Permitted Free Writing Prospectuses attached hereto as Annex B.

5.	No approval, authorization, consent or order under any law of the Republic of Panama or approval, authorization, consent of or filing with any Republic of Panama governmental or regulatory commission, board, body, authority or agency, or approval of the stockholders of the Company, is required in connection with the issuance and sale of the Shares or with the consummation by the Company of the transactions contemplated by the Underwriting Agreement.

6.	The execution, delivery and performance of the Underwriting Agreement by the Company, the issuance and sale of the Shares and the consummation of the transactions contemplated by the Underwriting Agreement do not and will not result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to (i) the charter or bylaws or similar governing documents of the Company or any of the Panama Subsidiaries, (ii) the laws of the Republic of Panama or (iii) any decree, judgment or order of any court or governmental body of the Republic of Panama applicable to the Company or any of the Panama Subsidiaries or any of their respective properties, which decree, judgment or order is known by us.

7.	The statements in the Registration Statement, the Pre-Pricing Prospectus and the Prospectus under the heading “Material US federal and Panamanian income tax consequences—Panamanian tax”, insofar as such statements constitute summaries of documents or legal proceedings or refer to matters of Panamanian law or legal conclusions of Panamanian law, are accurate and complete in all material respects and present fairly the information purported to be shown.
     We are licensed to practice in the Republic of Panama, and we express no opinion as to the laws of any jurisdiction other than the Republic Panama. This opinion may only be relied upon by the parties to whom it is addressed.
Very truly yours,
ARIAS, FABREGA & FABREGA,
Le Roy W. Watson III

ANNEX A
PANAMA SUBSIDIARIES
Willbros International, Inc.
International Pipeline Equipment, Inc.
Willbros Middle East, Inc.

C-A-1

ANNEX B
1. Issuer Free Writing Prospectus filed with the Commission pursuant to Rule 433(f), dated November 13, 2007 (Registration No. 333-147123)
2. Issuer Free Writing Prospectus filed with the Commission pursuant to Rule 433, dated November 14, 2007 (Registration No. 333-147123)

C-B-1

EXHIBIT D
FORM OF OPINION OF GENERAL COUNSEL
November 20, 2007
UBS Securities LLC
Credit Suisse Securities (USA) LLC
    as Representatives of the Several Underwriters
c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026
Ladies and Gentlemen:
          I am General Counsel of Willbros Group, Inc., a Republic of Panama corporation (the “Company”), and have served in such capacity in connection with the Underwriting Agreement dated November 14, 2007 (the “Underwriting Agreement”) among the Company and the underwriters named in Schedule A thereto (the “Underwriters”), with respect to the public offering (the “Offering”) of common stock, par value $0.05 per share, of the Company (the “Common Stock”). This opinion is furnished to the Underwriters pursuant to Section 6(c) of the Underwriting Agreement. Except as otherwise provided herein, capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.
          Based on the foregoing and subject to the qualifications set forth herein, I am of the opinion that:
1. The statements in the Registration Statement, the Pre-Pricing Prospectus and the Prospectus under the headings “Prospectus supplement summary—Resolution of criminal and regulatory matters” and “Risk factors”, insofar as such statements constitute summaries of documents or legal proceedings or refer to matters of law or legal conclusions, are accurate in all material respects and fairly summarize the information purported to be shown.
2. To my knowledge, there is no pending or threatened action, suit, inquiry, proceeding or investigation before any court or governmental agency, body or authority or any arbitrator involving the Company, its subsidiaries or any of their respective properties which is reasonably likely to result in a judgment decree or order having a Material Adverse Effect which is not disclosed in the Registration Statement, the Pre-Pricing Prospectus and the Prospectus.

D-1

EXHIBIT E
FORM OF OPINION OF BLAKE, CASSELS & GRAYDON LLP
November [19], 2007
UBS Securities LLC
Credit Suisse Securities (USA) LLC
    as Representatives of the Several Underwriters
c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171 0026
Ladies and Gentleman:
          We have acted as Canada counsel to Willbros Group, Inc., a Republic of Panama corporation (the “Company”), in the Canadian provinces of [British Columbia, Alberta, Ontario and Quebec] (the “Provinces”), in connection with the Underwriting Agreement dated November [13], 2007 (the “Underwriting Agreement”) among the Company and the underwriters named in Schedule A thereto (the “Underwriters”), with respect to the public offering (the “Offering”) of common stock, par value $0.05 per share, of the Company (the “Common Stock”). This opinion is furnished to the Underwriters pursuant to Section 6(d) of the Underwriting Agreement. Except as otherwise provided herein, capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.
          For the purpose of our opinion we have reviewed:
(a)	the Registration Statement,

(b)	the Pre-Pricing Prospectuses;

(c)	the Prospectus;

(d)	the Permitted Free Writing Prospectus; and

(e)	the Underwriting Agreement,
(the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectus referred to collectively herein as, the “Offering Documents”).

          We have also examined such other records and documents and have considered such questions of law as we have considered relevant and necessary as a basis for the opinions hereinafter set forth.
          In the course of our review, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as certified, conformed, notarial or true copies, or telecopies or reproductions.
          We have neither assisted in the preparation of nor reviewed any documentation in relation to the Company or the sale of the Common Stock as contemplated by the Offering Documents and no opinion is expressed as to the accuracy or completeness of any such documentation.
          For the purposes of this opinion letter and the opinions expressed and other matters referred to herein, we have also assumed:
(a)	the genuineness of all signatures on all documents purporting to be originals;

(b)	the authenticity of all corporate records, documents, instruments and certificates submitted to us as originals;

(c)	the conformity to authentic originals of all documents submitted to us as true, certified, conformed, electronically received, photostatic copies or facsimiles thereof;

(d)	the veracity of all information contained in all documents submitted to us;

(e)	that all agreements and other documents referred to herein have been duly authorized, executed and delivered by all of the parties thereto and constitute legal, valid and binding obligations of all of the parties thereto, enforceable against them in accordance with their respective terms, subject to the qualifications on enforceability referred to herein;

(f)	that each party to the agreements referred to herein has satisfied all legal requirements that are applicable to it to the extent necessary to make each such agreement enforceable against such party; and

(g)	that all representations and certificates dated on or prior to the date hereof upon which we have relied continue to be accurate in all material respects as of the time of delivery of this opinion letter.
          Based on the foregoing and subject to the qualifications set forth herein, we are of the opinion that:
2.	Each of the Subsidiaries attached hereto as Annex A (the “Canadian Subsidiaries”) has been duly organized and is validly existing as a corporation or partnership in good standing under the laws of its jurisdiction of organization, with full corporate or partnership power and authority, as applicable, to own, lease and operate its properties and to conduct its business as described in the Offering Documents.

3.	Each of the Canadian Subsidiaries are each duly qualified to carry on business in each jurisdiction where they carry on their respective businesses except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

4.	The execution, delivery and performance of the Underwriting Agreement by the Company, the issuance and sale of the Shares and the consummation of the transactions contemplated by the Underwriting Agreement do not and will not result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Canadian Subsidiaries pursuant to (i) the charter or bylaws or similar governing documents of any of the Canadian Subsidiaries, (ii) the laws of the Provinces or the federal laws of Canada applicable therein or (iii) any decree, judgment or order of any court or governmental body of Canada (either federal or provincial) applicable to the Canadian Subsidiaries or any of their respective properties, which decree, judgment or order is known by us.
          This opinion is being furnished for the sole benefit of the addressees hereof and may not be relied upon or distributed to any other person or entity or for any other purpose without our prior written consent. This opinion is given as at the date hereof and we disclaim any obligation or undertaking to advise any person of any change in law or fact which may come to our attention after the date hereof.
Yours truly,

ANNEX A
CANADIAN SUBSIDIARIES
Willbros Canada Holdings Limited
Willbros Construction Services (Canada) L.P.
Willbros Midwest Pipeline Construction (Canada) L.P.

E-A-1

EXHIBIT F
FORM OF OPINION OF TROWERS & HAMLINS

To:	UBS Securities LLC
Credit Suisse Securities (USA) LLC
as Representatives
of the Several Underwriters

C/- UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026
Dear Sirs
Public offering (the Offering) of common stock (par value US $0.05 per share) of Willbros Group, Inc.
We have acted as Oman counsel to Willbros Group, Inc., a Republic of Panama corporation (the Company) in connection with the Underwriting Agreement dated [•] November 2007 (the Underwriting Agreement) between the Company and the underwriters named in Schedule A to the Underwriting Agreement (the Underwriters), with respect to the Offering. This opinion is furnished to the Underwriters pursuant to Section 6(e) of the Underwriting Agreement. Unless otherwise specified in this opinion, capitalised terms and acronyms used shall have the meanings given to them in the Underwriting Agreement.
We are giving this opinion with respect to the laws of the Sultanate of Oman as at the date of this opinion. This opinion is for the addressees’ sole benefit and may not without our prior written consent:
a            be disclosed to nor relied upon by any other person; or
b            be filed with any person or quoted or referred to in any public document.
This opinion is given on the basis of the assumptions, and subject to the qualifications, set out in this opinion. We express no opinion on any matters governed by any law other than that of the Sultanate of Oman.

1	Documents examined

For the purpose of giving this opinion, we have examined executed originals or copies, of:
a	the Underwriting Agreement,

b	the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses (in the form attached to the Underwriting Agreement as Schedule B),

c	a certificate of The Oman Construction Company LLC (the Oman Subsidiary), dated [•] 2007, together with the documents referred to therein, a copy of which is attached to this opinion as Annexure A (the Certificate), and

d	such other documents as it was, in our judgment necessary or appropriate to examine to enable us to give this opinion.
2	Assumptions

For the purposes of this opinion we have assumed:
a	that all signatures on all documents examined by us are genuine,

b	that all documents examined by us (whether originals or copies) are, and remain, accurate and up to date,

c	that copies of documents submitted to us are complete and conform to the original documents,

d	that we have been supplied with copies of all documents and instruments between the parties relating to the Underwriting Agreement which are applicable to and affect this opinion,

e	that no Shares will be marketed, offered, issued or sold to residents of the Sultanate of Oman, Sultanate of Oman registered companies nor companies operating under licence in the Sultanate of Oman,

f	that neither the Company nor the Oman Subsidiary are insolvent or unable to pay their debts and will not become insolvent or unable to pay their debts as a consequence of doing any act or thing which the Underwriting Agreement contemplates, permits or requires, and that no receiver, administrator, trustee in bankruptcy or supervisor has been appointed in relation to all or any assets or undertakings of the Company or the Oman Subsidiary and that no petition or claim for the appointment of any receiver, administrator, trustee in bankruptcy or supervisor has been made in respect of the Company or the Oman Subsidiary or any of their assets, and

g	that the information disclosed by the Ministry of Commerce and Industry (MCI) by way of company searches in relation to the Oman Subsidiary, and the certified copies of such information then provided, was on [•] November 2007 accurate and has not since then been altered and that such searches did not fail to contain any information which had been delivered for registration and that material information was not withheld from us.
In making each of such assumptions we have not made any independent investigations with respect to the matters which are the subject of those assumptions.

3	Opinion

Based on the foregoing and subject to the matters set out in paragraph 4 of this letter, we are of the opinion that:
a	The Oman Subsidiary is duly incorporated and validly existing under the laws of the Sultanate of Oman as a limited liability company in accordance with its objects and possesses the capacity to sue and to be sued in its own name, with full company power and authority to own, lease and operate its properties and conduct its business.

b	The execution, delivery and performance of the Underwriting Agreement by the Company, the issuance and sale of the Shares and the consummation by the Company of the transactions contemplated by the Underwriting Agreement do not result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of or constitute a default under):

i	the constitutional documents of the Oman Subsidiary,

ii	the laws of the Sultanate of Oman (insofar as they relate to the Oman Subsidiary), or

iii	any decree, judgment or order applicable to the Oman Subsidiary or any of its properties, which decree, judgment or order is known by us (without us having made due inquiry).

c	To our knowledge (without us having made due inquiry (other than having carried out the company search referred to in paragraph 2g)), no judgments and orders have been made declaring:

i the dissolution or annulment of the Oman Subsidiary, nor

ii declaring bankruptcy of the Oman Subsidiary.
4	Qualifications

The opinions expressed above are subject to the following qualifications:
a	This opinion is limited to the laws of the Sultanate of Oman issued by Decree of His Majesty the Sultan of the Sultanate of Oman, the provisions of such ministerial and other Government decisions and regulations as are issued by the administrative units of the Government of the Sultanate of Oman all as published in the Official Gazette, and our experience of commercial practices in the Sultanate of Oman applicable at the date hereof. We express no opinion on the principles of the Islamic Shariah or any aspects of Islamic law in general.

b	The Basic Law promulgated by Royal Decree 101/96 states, in Article 2, that “Islam is the religion of the State and the Islamic Shariah is the basis of legislation” and, in Article 77, that existing laws and regulations remain in force “provided that they do not conflict with any of the provisions of this Basic Law”. The Basic Law also provides for the establishment of a court with jurisdiction to determine whether legislation complies with the provisions of the Basic Law. Royal Decree 90/99 establishes a judicial body within the Supreme Court which has such powers. To our knowledge, there have been no decisions from that judicial body to the effect that any legislation relating to commercial matters generally is contrary to the Islamic Shariah and in conflict with Article 2 of the Basic Law. Accordingly, it is not possible for us to confirm that this will not be the case.

c	It is not possible in the Sultanate of Oman to carry out searches of public records that will show:

i	judgments and orders having been made declaring:

A	the dissolution or annulment of a company, nor

B	the bankruptcy of a company,

save that a company search carried out at the MCI may in some instances show that a company has been dissolved, and

ii	the appointment of a receiver, administrator, trustee in bankruptcy or supervisor in relation to all or any assets or undertakings of a company, or

iii	whether any petition or claim for the appointment of any receiver, administrator, trustee in bankruptcy or supervisor has been made in respect of a company or any of its assets.

d	For the purpose of our opinion given at paragraphs 3a and 3c, we have relied on the factual matters contained in the Certificate and the corporate documents of the Oman Subsidiary referred to therein.

e	No opinion is expressed as to matters of fact and no opinion is expressed as to the commercial efficacy of the Underwriting Agreement.
Yours faithfully,

ANNEX A

To:	UBS Securities LLC
Credit Suisse Securities (USA) LLC
as representatives of the Several Underwriters

[Address]

From:	The Oman Construction Company LLC (the Oman Subsidiary)

[Address]

Date:	[•] November 2007
Dear Sirs
Public offering (the Offering) of common stock (par value US $0.05 per share) of Willbros Group, Inc (the Company)
We refer to the Underwriting Agreement dated [•] November 2007 (the Underwriting Agreement) between the Company and the underwriters named in Schedule A to the Underwriting Agreement (the Underwriters), with respect to the Offering.
[We/I], [•] [and] [•] being [an] authorised signator[y/ies] of the Bank [are/am] duly authorised by the Bank to deliver this Certificate for and on behalf of the Bank to make the following certifications and confirmations.
This Certificate is given without any authorised signatory incurring personal liability for the same.
Capitalised terms not otherwise defined herein shall have the meaning ascribed to them in the Underwriting Agreement.
We confirm that:
5	the Oman Subsidiary is not insolvent or unable to pay its debts and will not be insolvent or unable to pay its debts as a consequence of doing any act or thing which the Underwriting Agreement contemplates, permits or requires,

6	no receiver, administrator, trustee in bankruptcy or supervisor has been appointed in relation to all or any assets or undertakings of the Oman Subsidiary,

F-A-1

7	no petition or claim for the appointment of any receiver, administrator, trustee in bankruptcy or supervisor has been made in respect of the Oman Subsidiary, and

8	no proceedings have been commenced in a court of competent jurisdiction in Oman for the bankruptcy, dissolution and/or annulment of the Oman Subsidiary.
Attached as Exhibits A to D are copies of the following documents relating to the Oman Subsidiary, each of which is complete, accurate, up to date and in full force and effect:.

	Documents	Exhibit
(i)	Certificate of Registration of the Oman Subsidiary issued by the Ministry of Commerce and Industry, expiring on [•].	A

(ii)	Membership Certificate issued by the Oman Chamber of Commerce and Industry, expiring on [•].	B

(iii)	Computer print out from the Ministry of Commerce and Industry, dated [•].	C

(iv)	The authorised signatories card of the Company as registered at the Ministry of Commerce and Industry, dated [•].	D
For and on behalf of
The Oman Construction Company LLC

[name(s)]
[position(s)]

Dated: [•]

F-A-2

EXHIBIT G
FORM OF OPINION OF SIDLEY AUSTIN LLP
November 20, 2007
UBS Securities LLC
Credit Suisse Securities (USA) LLC
    as Representatives of the Several Underwriters
c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026
Ladies and Gentlemen:
          We have acted as special U.S. tax counsel to Willbros Group, Inc., a Republic of Panama corporation (the “Company”), and have served in such capacity in connection with the public offering (the “Offering”) of common stock, par value $0.05 per share, of the Company (the “Common Stock”). This opinion is furnished to the underwriters named in Schedule A (the “Underwriters”) to the Underwriting Agreement dated November 14, 2007 (the “Underwriting Agreement”) among the Company and the Underwriters, with respect to the Offering pursuant to Section 6(f) of the Underwriting Agreement. Except as otherwise provided herein, capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.
          Based on the foregoing, we are of the opinion that the statements in the Registration Statement, the Pre-Pricing Prospectus and the Prospectus under the heading “Material US Federal and Panamanian income tax consequences”, subject to the limitations and conditions expressed therein, insofar as such statements refer to matters of law or legal conclusions related to U.S. federal income tax issues, are accurate and complete in all material respects and present fairly the information set forth therein.
* * * * *
          To comply with certain Treasury regulations, we inform you that any U.S. federal tax advice contained in this opinion is limited to only the U.S. federal income tax issues addressed herein. Additional issues may exist that could affect the U.S. federal tax treatment of the transactions that are the subject of this opinion. This opinion does not consider or provide a conclusion with respect to any additional issues. With respect to any significant U.S. federal tax issues outside the limited scope of this opinion, this opinion was not intended or written to be used, and cannot be used, by any person for the purpose of avoiding any U.S. federal tax penalties that may be imposed on such person.
* * * * *

G-1

EXHIBIT H
FORM OF OFFICERS’ CERTIFICATE
[To be provided separately.]

H-1